SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 July 15, 1997.

                                OMI Trust 1997-A
                -----------------------------------------------
               (Exact name of registrant as specified in charter)

       Pennsylvania                 33-99320                    Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)

    c/o PNC Bank, National Association
    Corporate Trust Department
    Attention:  Constantine Hromych
    1700 Market Street
    Philadelphia, Pennsylvania                             19103
--------------------------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code (215) 585-8738
                                                         --------------

================================================================================
         (Former name or former address, if changed since last report.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 July 15, 1997.

                                OMI Trust 1997-A
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

       Pennsylvania                    33-99320                  Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

      c/o PNC Bank, National Association
      Corporate Trust Department
      Attention:  Constantine Hromych
      1700 Market Street
      Philadelphia, Pennsylvania                             19103
--------------------------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (215) 585-8738
                                                           --------------

================================================================================
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1997-A

                                    FORM 8-K

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not Applicable.

ITEM 5.    OTHER EVENTS.

         OMI Trust 1997-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1997- A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on July 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           Exhibits

           20.1 Monthly Remittance Report relating to the Distribution Date occurring on July 15, 1997.

ITEM 8.    CHANGE IN FISCAL YEAR.

           Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OMI TRUST 1997-A, Registrant

                                       By:  Oakwood Acceptance Corporation,
                                                as servicer

July 23, 1997                          /s/ DOUGLAS R. MUIR
                                       ------------------------------------
                                                Douglas R. Muir
                                                Vice President

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       OMI TRUST 1997-A, Registrant

                                       By:  Oakwood Acceptance Corporation,
                                                as servicer

July 23, 1997                          /s/ DOUGLAS R. MUIR
                                       ------------------------------------
                                                Douglas R. Muir
                                                Vice President

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages
                                                           ---------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on July 15, 1997............................. 5-10

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages
                                                           ---------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on July 15, 1997..............................